SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2)
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         GENERAL AMERICAN ROYALTY, INC.
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
       (Name of Person(s) Filing Proxy Statement if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)       Title of each class securities to which transaction
                  applies:  _______________________.
         2)       Aggregate number of securities to which  transaction  applies:
                  _______________________.
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _________.
         4) Proposed maximum aggregate value of transaction:
                  --------------------.
         5) Total fee paid: ____________________.

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

         1)       Amount Previously Paid:  ________________________.
         2)       Form, Schedule or Registration Statement No.:
                  ---------------------------.
         3)       Filing Party:  _______________________________________.
         4)       Date filed:  _________________________________________.

                NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS AND
                                 PROXY STATEMENT


Dear General American Royalty Shareholder:

On behalf of the Board of Directors and management of General American Royalty, Inc., I am pleased to invite you to attend the 1998 Annual Meeting of Shareholders. The meeting will be held at Royal Oaks Country Club, 7915 Greenville Avenue, Dallas, Texas, beginning at 4:00 P.M., local time, on Wednesday, December 23, 1998. A copy of our Annual Report to Shareholders for the fiscal year ended September 30, 1998 is enclosed.

The attached Notice of Annual Meeting and Proxy Statement describe the business to be conducted at the meeting, including the election of four directors. During the meeting, there will also be a report by management on the Company's business, as well as a discussion period during which you will be able to ask questions.

Whether or not you plan to attend in person, please mark your proxy in the space provided. It is important that your shares be represented by a proxy, even if you cannot be present. Take a moment now to sign, date and return your proxy in the envelope provided. If you have multiple accounts and received more than one set of this material, please be sure to return each proxy.

I look forward to greeting you at this year's Annual Meeting.

Sincerely,



Paul Goodman-Simpson
President

                         General American Royalty, Inc.
                          5646 Milton Street, Suite 731
                               Dallas, Texas 75206
                                  214-361-8535

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 23, 1998


TO OUR SHAREHOLDERS:

The 1998 Annual Meeting of Shareholders of General American Royalty, Inc. (the "Company") will be held at the Royal Oaks Country Club, 7915 Greenville Avenue, Dallas, Texas, on Wednesday, December 23, 1998, at 4:00 P.M., local time, for the following purposes:

1. To amend the Certificate of Incorporation of the Company to change the name of the corporation to "World CallNet, Inc."

2. To amend the Certificate of Incorporation of the Company to increase its authorized capital (i) from 20 million shares of Common Stock (par value $0.001) to 30 million shares of Common Stock (par value $0.001) and (ii) from 5 million shares of Preferred Stock (par value $0.001) to 10 million shares of Preferred Stock (par value $0.001).

3.       To approve the Company's 1998 Stock Option Plan.

4. To elect four directors to hold office until the next annual meeting of the shareholders and until their respective successors shall have been elected and qualified.

5. To transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

The Annual Meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in the notice may be taken without further notice to the shareholders unless required by the Bylaws.

Shareholders of record of Common Stock at the close of business on November 16, 1998 are entitled to notice of, and to vote on all matters at, the Annual Meeting. A list of such shareholders will be available for examination by any shareholder for any purpose germane to the Annual Meeting, during normal business hours, at the principal office of the Company, 5646 Milton Street, Suite 731, Dallas, Texas, for a period of ten days prior to the Annual Meeting and at the Annual Meeting.

BY THE ORDER OF THE BOARD OF DIRECTORS.



_______________________________________
Secretary

DATED:  December ____, 1998

                               PRELIMINARY COPIES

                         General American Royalty, Inc.
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 23, 1998

     The following information is furnished in connection with the 1998 Annual Meeting of Shareholders of General American Royalty, Inc., a Delaware corporation (the "Company"), which will be held on Wednesday, December 23, 1998, at 4:00 P.M., local time, at the Royal Oaks Country Club, 7915 Greenville Avenue, Dallas, Texas, and at any adjournment or adjournments thereof, and will be mailed on or about December 12, 1998 to the holders of record of Common Stock as of the record date.

     The record date for determining shareholders entitled to notice of and to vote at, the Annual Meeting has been fixed as the close of business on November 16, 1998. On that date, the Company had 7,433,333 shares of Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

     The enclosed proxy for the Annual Meeting is being solicited by the Company's Board of Directors and is revocable at any time prior to the exercise of the powers conferred thereby. The cost of the solicitation of proxies in the enclosed form will be borne by the Company. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, or facsimile, and by banks, brokerage houses and other institutions. Nominees or fiduciaries will be requested to forward the solicitation material to their principals and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to their principals.

     Unless otherwise directed in the accompanying form of proxy, the persons named therein will vote FOR the election of the four director nominees, FOR the amendment to the Certificate of Incorporation of the Company to change its name to "World CallNet, Inc.", FOR the amendment to the Certificate of Incorporation of the Company to increase from 20 million to 30 million the authorized number of shares of Common Stock and to increase from 5 million to 10 million the authorized number of shares of Preferred Stock, and FOR the approval of the Company's 1998 Stock Option Plan. Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by (a) giving written notice to the Company of such revocation, (b) voting in person at the Annual Meeting or (c) executing and delivering to the Company a later dated proxy. Written revocations and later dated proxies should be sent to General American Royalty, Inc., 5646 Milton Street, Suite 731, Dallas, Texas 75206.

ANNUAL REPORT

     The Company's Annual Report to Shareholders covering the fiscal year ended September 30, 1998 ("fiscal 1998"), including audited financial statements, is enclosed. No part of the Annual Report is incorporated in this Proxy Statement or is deemed to be a part of the material for the solicitation of proxies.

CHANGE IN CONTROL OF THE COMPANY

     On October 9, 1998 the Company issued 5,500,000 of its shares of Common Stock in exchange for all the outstanding shares of World Wide Communications (Holdings) Ltd., a United Kingdom development-stage telecommunications company based in London, England. See the Annual Report for a description of its business. As a result of this acquisition for stock of the Company, the stockholders of World Wide Communications (Holdings) Ltd. ("WWCH") became the owners of 75 percent of all outstanding shares of stock of the Company. Control of the Company passed to them. WWCH will be operated as a wholly-owned subsidiary of the Company and, generally, WWCH directors and officers now occupy similar positions with the Company.

PROPOSAL 1:
CHANGE OF CORPORATE NAME TO WORLD CALLNET, INC.

     The Company proposes to change its corporate name to better reflect the business it conducts. It no longer is engaged in the business of acquiring oil and gas royalty and mineral interests. It is a developer of new products and services that offer access to the internet through television-based instruments. See the Annual Report that accompanies this Proxy Statement for a fuller description of the Company's new business.

PROPOSAL 2:
INCREASE IN AUTHORIZED CAPITAL STOCK

     The Company proposes to increase its authorized capital stock from 20 million shares of Common Stock to 30 million shares of Common Stock and from 5 million shares of Preferred Stock to 10 million shares of Preferred Stock. The Company is now engaged in a business that involves both the internet and telecommunications. Both of these industries are developing rapidly with innovations occurring rapidly. The Company could at some time desire to acquire another company that owns intellectual property rights or has developed a product compatible with the Company's growth. Further, the Company could propose to raise capital for its business in amounts that require more shares than would be available, as authorized but unissued, should the present capitalization not be increased. It could be inconvenient or even fatal, particularly in the instance of an acquisition, if the Company first had to call a stockholders' meeting and amend its certificate of incorporation before it could assure an acquisition candidate that the Company has sufficient authorized but unissued stock to make the acquisition.

PROPOSAL 3:
APPROVAL OF STOCK OPTION PLAN

     The Company's Board of Directors proposes to offer employment incentives to its officers and regular employees to encourage them to remain with the Company and to increase the Company's productivity. Several of the officers and employees that joined the Company, when it acquired WWCH, possess extraordinary talents and inventiveness. Other, similarly gifted persons will be recruited to join the Company. An excellent employment incentive is a stock option plan that gives officers and employees a stake in the Company if the Company succeeds.

     From time to time the Company may wish to contract for the consulting services of professionals in fields of immediate but not permanent need of the Company. It is frequently the case that these consulting professionals are aware of the commercial value their services should be to the Company, and they seek partial compensation for their services in the form of stock options.

     The Board of Directors has adopted a 1998 Stock Option Plan for the above purposes and submits the plan to the stockholders for their approval or rejection.

     Description of Plan.
     -------------------
     The Company's 1998 Stock Option Plan (the "Plan") enables the Board of Directors or a committee designated by the Board (an "Option Committee") to grant options to purchase up to 1,000,000 shares of Common Stock of the Company. Options may be granted to officers, directors and employees of the Company or any parent or subsidiary of the Company and to any consultant or advisor to the Company or any parent or subsidiary of the Company.

     Two types of options may be granted. "Incentive Stock Options" are options granted to persons who are employees (including officers and directors if they are employees) of the Company or any parent or subsidiary of the Company, which options are intended to qualify as incentive stock options within the meaning of
Section 422 of the Internal Revenue Code. All other options are called "Nonqualified Stock Options." The two types of options have different income tax consequences for the grantees and for the Company (see below).

     Options may be granted under the Plan at any exercise price, but options intended to be Incentive Stock Options cannot be granted at an exercise price less than the fair market value of the Company's Common Stock on the day the options are granted.

However, with respect to options granted to persons owning ten percent or more of the voting shares of all classes of stock of the Company, the exercise price of the options cannot be less than 110% of the market value of the Company's Common Stock on the day the options are granted.

     The Plan was adopted by the Board of Directors on November 16, 1998 and, if approved by the Company's stockholders, shall terminate ten years after adoption. Options granted under the Plan can be for any term not exceeding ten years or, for persons owning ten percent or more of the voting shares of all classes of stock of the Company at the time of a grant of options, for any period not exceeding five years.

     The market value of the 1,000,000 shares subject to the Plan was $2,937,500 on November 30, 1998. Options to purchase 100,000 shares of Common Stock of the Company at $1.50 a share were granted under the Plan to James F. Smith, a director and former president of the Company; and options to purchase 150,000 shares of Common Stock of the Company at $1.50 a share were granted under the Plan to each of Paul Goodman-Simpson - chief executive officer of the Company and managing director of the Company's wholly-owned subsidiary, World Wide Communications (Holdings) Limited ("WWCH"); Aaron Goodman-Simpson - vice president of the Company and Sales Director of WWCH; and Keith Goodyer - vice president of the Company and Technical Director of WWCH. The options expire on November 9, 2001. All four of these persons are directors of the Company and are nominated to be directors of the Company during the next year.

                         Federal Income Tax Consequences
                         -------------------------------

     Incentive Stock Options.
     -----------------------
     There are no federal income tax consequences, to either the Company or the option grantee, on the date the options are granted.

     On exercise, there are no federal income tax consequences to either the Company or the grantee.

     On the grantee's sale of the shares acquired through exercise, the Company has no federal income tax consequences, and the grantee has reportable capital gain income or loss.

     Nonqualified Options.
     --------------------
     On the date the options are granted, there are no federal income tax consequences unless the exercise price is so far below the market value of the underlying shares that date that some part of the difference (the "spread") may be deemed to be immediate compensation to the grantee. There is no Treasury regulation that sets how far below market price this spread may be, but case law and other precedents suggest that nonqualified options granted at no lower than 30% of market price will not be challenged by the Internal Revenue Service.

     To the extent that any portion of the spread is treated as compensation to the grantee, the grantee realizes the receipt of ordinary income the day of the grant, and the Company must reflect the payment of this compensation expense on its books that date.

     On exercise, the difference between the exercise price (as possibly adjusted upward, for income tax purposes only, as described in the preceding paragraph) and the market value of the shares acquired is treated as compensation income to the option grantee and as compensation expense to the Company.

     On the grantee's sale of shares acquired through exercise, the Company has no federal income tax consequences, and the grantee has reportable capital gain income or loss on the difference between the sale proceeds and the market value of the shares on the day of exercise of the options.

     Payment for Stock Upon Exercise of Options.
     ------------------------------------------
     Grantees pay for stock upon exercise of options granted under the Plan by certified or cashier's check. However, in the discretion of the Board of Directors, or an Option Committee, payment may be made by any of the following:

         o        check,

         o        promissory note,

         o retention by the Company, from the shares of stock subject to an exercise of an option, of that number of shares whose value is equal to the total exercise price amount, valued at the market price of the stock on the day of exercise, or

         o other shares of the Company's capital stock, valued at their fair market value on the date of surrender, provided such stock has been held by the grantee for more than six months (in the case of stock acquired by the grantee through exercise of an option granted under the Plan) or such surrendered stock was not acquired directly or indirectly from the Company.

     Termination of Options.
     ----------------------
     Unexercised options granted under the Plan terminate at the earlier to occur of the following:

         o        their expiration date,

         o twelve months after the death or total and permanent disability of a grantee, but only to the extent the options were exercisable on the death or the termination of employment or of status as a non-employee officer, director, advisor or consultant (in the case of nonqualified options, this twelve-month period can be extended by the Board of Directors or the Option
                  Committee), or

         o 90 days after any other termination of employment or status as a non-employee officer, director, advisor or consultant, but only to the extent the options were exercisable on the date of such termination (in the case of nonqualified options, this 90-day period can be extended by the Board of Directors or the Option Committee).

PROPOSAL 4:
ELECTION OF DIRECTORS

     The Board of Directors of the Company, pursuant to the provisions of the Company's Certificate of Incorporation and Bylaws, has established a four-member Board of Directors and has nominated all of the current four directors for re-election by the shareholders at the Annual Meeting. If elected, the director nominees will hold office until the next annual shareholders' meeting and until their successors are duly elected and qualified.

     The Company's Board of Directors meets periodically upon call by the President or any Board member. During fiscal 1998, it met eleven times. All directors attended at least 75% of the meetings of the Board of Directors. All of the nominees for reelection named below have indicated their intent to serve if elected. If any nominee for a position on the Board of Directors of the Company is unable to stand for election for any reason, the proxy holders named in the proxy are expected to vote for the substitute nominee in that position designated by the Board of Directors or, if one is not so designated, are expected to consult with the Board of Directors of the Company in determining how to vote the shares they represent.

     Nominees.
     --------
     The nominees for election as directors of the Company are as follows:

                                                    Director
      Name and Age                                   Since
      ------------                                  --------
      James F. Smith, 62                              1995
      Paul Goodman-Simpson, 41                        1998
      Aaron Goodman-Simpson, 37                       1998
      Keith Goodyer, 31                               1998

     The  following  is  certain  biographical   information  relating  to  each
nominee-director:

     James F. Smith was president of the Company from 1995 until October 9, 1998, when the Company acquired all the capital stock of WWCH. Prior to joining the Company in 1995, Mr. Smith was active in the oil and gas business and had been a founder and executive officer of three public companies that were engaged in the oil and gas business.

     Paul Goodman-Simpson is the president of the Company and a managing director and a co-founder in 1997 of WWCH, which became a wholly-owned subsidiary of the Company on October 9, 1998. From 1993 to 1997 he was the managing director of KORE Ltd., a computer software distribution company. From 1992 to 1997 he was Director of Sales (Far East Asia) of International Software Systems, Inc., a software company. From 1985 to 1991 he was a salesman for two other software companies.

     Aaron Goodman-Simpson has been the vice president for operations and sales of the Company since October 9, 1998, when the Company acquired all the capital stock of WWCH. He joined WWCH in 1997 as its sales director and vice president for operations. He serves, and has served since 1994, as the sales director of KORE Ltd., a computer software distribution company. From 1992 until October 1994 he was the business development manager for Computer 2000 Datech Ltd., Europe's largest computer peripheral distributor. From 1986 until 1992 he was a director of A & B Developments Ltd., a construction company to which Mr. Goodman-Simpson introduced computer-aided design to its practice.

     Keith Goodyer is a vice president of the Company and the technical director and a co-founder in 1997 of WWCH, which became a wholly-owned subsidiary of the Company on October 9, 1998. He manages WWCH's research and development facility in Newport Pagnell, England. From 1979 until co-founding WWCH, he was an independent internet consultant and developer. He developed several new consumer electronics and internet tools including the Company's TelEmail and MailTV products. From 1992 to April 1997 Mr. Goodyer was Internet Appliance Product Manager of MSU Corporation, a public company that designs internet appliances, and led a development team that produced the first Set-Top-Box for connecting television sets to the internet.

     Committees.
     ----------
     The Board of Directors has no committees. For nominating directors, the entire Board performs this function and evaluates and recommends nominees for election to the Board of Directors.

     Director Compensation.
     ---------------------
     Directors of the Company receive no compensation for their services as directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of November 16, 1998 by (i) each nominee for election as a director, (ii) the Company's former and present chief executive officers, (iii) all executive officers and directors of the Company as a group, and (iv) all those known by the Company to be beneficial owners of more than five percent of the Company's Common Stock.


                                                              Beneficial Ownership
                                                      -----------------------------------
                                                        Number of            Percentage
                    Beneficial Owner                    Shares(1)             of Class
                    ----------------                    ---------            ----------
Directors and certain executive officers:

     James F. Smith                                    234,000(2)                3.1%

     Paul Goodman-Simpson(3)                           535,000(4)                7.2%

     Aaron Goodman-Simpson(3)                          315,000(4)                4.2%

     Keith Goodyer                                     287,500(4)                3.9%

All directors and executive                          1,371,500                  18.5%
officers as a group (four
persons)


(1) This table is based upon information supplied by officers, directors and principal shareholders and applicable
         Schedules 13D and 13G filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. The percentage of ownership for each person is calculated in accordance with rules of the Securities and Exchange Commission without regard to shares of Common Stock issuable upon exercise of outstanding stock options, except that any shares a person is deemed to own by having a right to acquire them within 60 days by exercise of an option are considered outstanding solely for purposes of calculating such person's percentage ownership.

(2) Includes 105,000 shares held of record by Sammie S. Smith, Mr. Smith's spouse. Mr. Smith disavows any beneficial interest in these 105,000 shares. Also includes 100,000 shares subject to being acquired within 60 days at $1.50 a share pursuant to a stock option granted by the Company.

(3)      Paul Goodman-Simpson and Aaron Goodman-Simpson are brothers.

(4) Includes 150,000 shares subject to being acquired within 60 days at $1.50 a share pursuant to a stock option granted by the Company.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and persons who beneficially own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Officers, directors and greater than ten percent beneficial owners are required by regulation to furnish to the Company copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal 1998, to the Company's knowledge, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners during fiscal 1998 were complied with on a timely basis, except for the following.


                                             Number of            Number of
      Name                                Late Reports(1)      Transactions(1)
      ----                                ---------------      ---------------
Paul Goodman-Simpson                             1                    1

Aaron Goodman-Simpson                            1                    1

Keith Goodyer                                    1                    1

James F. Smith                                   2                    2

Douglas Weedon                                   2                    2

George E. Green                                  2                    2

Sam E. Nicholson                                 2                    2


(1) In October 1998 the Company changed its fiscal year from October 31 to September 30. This table reflects some Forms 3 and 4 filings required by acts or events that occurred in October 1998 before the change in fiscal year-end to September 30 was approved by the board of directors.

OFFICER COMPENSATION AND OTHER INFORMATION

     Officers.
     --------
     The officers of the Company are as follows:

       Name                                        Principal Position
       ----                                        ------------------
       Paul Goodman-Simpson                        President and Chief Executive
                                                   Officer

       Aaron Goodman-Simpson                       Vice President

       Keith Goodyer                               Vice President

     The officers of the Company are elected by the Board of Directors and serve at its discretion. For biographical information concerning Paul Goodman-Simpson, Aaron Goodman-Simpson and Keith Goodyer, see "Election of Directors - Nominees."

     Compensation.
     ------------
     The following table sets forth information with respect to the chief executive officer of the Company for fiscal 1998 ("named executive officers"):

                           Summary Compensation Table
                               Annual Compensation
                               -------------------

                               Fiscal
        Name and               Year                              All Other
   Principal Position          Ended           Salary(1)       Compensation
   ------------------          ------          ---------       ------------
James F. Smith, Chief          1998             $12,000           $3,000
Executive Officer              1997             $30,000           $    0


(1) Personal benefits provided by the Company to the named executive officers do not exceed ten percent of the total annual salary and bonus reported for the named executive officer and are not included in this total.

     Option Grants in Fiscal 1998.
     ----------------------------
     The following table provides information with respect to the named executive officer who received and fully exercised a grant of option in fiscal 1998.

                 Option Grants and Exercises in Last Fiscal Year
                 -----------------------------------------------
                                   Percent of
                                      Total
                 Number of           Options
                  Shares           Granted to                       Market          Value
                Underlying          Employees                      Price on       Realized
                  Options           in Fiscal      Exercise         Date of          on
 Name             Granted             Year           Price           Grant        Exercise
 ----           ----------         ----------      --------        --------       --------
James F. Smith   7,000(1)             33.3%          $0.01           $1.00         $7,368


(1) The options were granted on August 28, 1998 and were exercised on September 25, 1998 when the market price of the stock was $1.06.

     Employment  Agreements.
     ----------------------
     The Company has employment agreements with Paul Gordon-Simpson, Aaron Goodman-Simpson and Keith Goodyer. Each is employed for a term to end September 30, 2001 at an annual salary of (pound)65,000 (approximately $107,000) plus an automobile allowance of (pound)7,500 (approximately $12,350).

VOTING

     The election of each director at the Annual Meeting will be by plurality vote. Voting on the proposal to amend the Company's Certificate of Incorporation to change its name to "World CallNet, Inc.," the proposal to amend the Certificate of Incorporation to increase the authorized capital of the Company, the proposal to approve the Stock Option Plan and any other matters properly brought before the Annual Meeting will be decided by a majority of the votes cast on the matter, unless otherwise required by law.

     The office of the Company's Secretary appoints an inspector of election to tabulate all votes and to certify the results of all matters voted upon at the Annual Meeting. Neither the corporate law of the State of Delaware, the state in which the Company is incorporated, nor the Company's Certificate of Incorporation or Bylaws, have any specific provisions regarding the treatment of abstentions and broker non-votes. It is the Company's policy to count abstentions or broker non-votes for the purpose of determining the presence of a quorum at the meeting. Abstentions will be treated as shares represented at the Annual Meeting for determining results on actions requiring a majority vote but will not be considered in determining results of plurality votes. Shares represented by proxies returned by brokers where the broker's discretionary authority is limited by stock exchange rules will be treated as represented at the Annual Meeting only as to such matter or matters voted on in the proxy. Shares represented by limited proxies will be treated as represented at the meeting only as to such matter or matters for which authority is granted in the limited proxy.

     Because directors are elected by a plurality vote rather than a majority of the shares entitled to vote or a majority of the shares present in person or represented by proxy at the Annual Meeting, proxies marked "withhold authority" with respect to any one or more nominees will not affect the outcome of the nominee's election unless the nominee receives no affirmative votes or unless other candidates are nominated for election as directors.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche to serve as the Company's independent certified public accountants for the fiscal year ending September 30, 1999. It was the auditor of the accounts of WWWC, a wholly-owned subsidiary of the Company acquired on October 9, 1998. Representatives of Deloitte & Touche are not expected to be present at the Annual Meeting but have the opportunity to come and to make a statement if they desire to do so, but unless they come they will not be available to respond to appropriate questions.

     Deloitte & Touche replaces the Company's former auditors, Hein + Associates, L.L.P., only because the nature of the business of the Company has changed - as described in the accompanying Annual Report to Stockholders. The activities of WWWC, a London, England-based wholly-owned subsidiary of the Company, and its subsidiaries became, on October 9, 1998, the dominant activities of the Company. The directors of the Company determined that it is in the best interests of the Company to remain with Deloitte & Touche, because of its familiarity with the London operations, rather than with Hein + Associates, L.L.P., whose familiarity was with the Dallas, Texas discontinued oil and gas operations of the Company.

     Hein + Associates' report on the Company's financial statements for the 1997 fiscal year and Coopers & Lybrand's report on the Company's financial statements for the 1996 fiscal year did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles. There were no disagreements either with Hein + Associates or Coopers & Lybrand, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

PROPOSALS OF SHAREHOLDERS

     The Board of Directors will consider proposals of shareholders intended to be presented for action at the Annual Meeting of Shareholders. According to the rules of the Securities and Exchange Commission, such proposals shall be included in the Company's Proxy Statement if they are received in a timely manner and if certain requirements are met. For a shareholder proposal to be included in the Company's Proxy Statement relating to the 1999 Annual
Shareholders' Meeting, a written proposal complying with the requirements established by the Securities and Exchange Commission must be received at the Company's principal executive offices located at Suite 731, Meadows Building, 5646 Milton Street, Dallas, Texas 75206 no later than October 31, 1999.

OTHER MATTERS

     The Company does not know of any matters to be presented for action at the meeting other than those listed in the Notice of Meeting and referred to herein. If any other matters properly come before the Annual Meeting, it is intended that the proxy solicited hereby will be voted in accordance with the recommendation of the Board of Directors.

     Copies of the Annual Report of General American Royalty, Inc. to the Securities and Exchange Commission on Form 10-KSB may be obtained, without charge to shareholders, by writing General American Royalty, Inc., Suite 731, Meadows Building, 5646 Milton Street, Dallas, Texas 75206.

                                                              PRELIMINARY COPIES


                                      PROXY
                         General American Royalty, Inc.
                          5646 Milton Street, Suite 731
                               Dallas, Texas 75206
                                  214-361-8535


PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GENERAL AMERICAN ROYALTY, INC. EACH MATTER TO BE ACTED UPON IS PROPOSED BY THE COMPANY.

The undersigned hereby appoints James F. Smith, Paul Goodman-Simpson, Keith Goodyear and Sam E. Nicholson, or any one of them, each with the power to appoint his substitute, as proxies, and hereby appoints and authorizes them to represent and vote as designated below, all the shares of Common Stock, held of record by the undersigned on November 16, 1998, at the Annual Meeting of Shareholders of General American Royalty, Inc. (the "Company") to be held at the Royal Oaks Country Club, 7915 Greenville Avenue, Dallas, Texas, on Wednesday, December 23, 1998, at 4:00 P.M., local time, and at any adjournment thereof.

1. AMENDMENT TO CERTIFICATE OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE CORPORATION TO "WORLD CALLNET, INC."

         [ ]      APPROVE         [ ]      DISAPPROVE               [ ] ABSTAIN

2. AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED CAPITAL FROM 20 MILLION TO 30 MILLION SHARES OF COMMON STOCK (PAR VALUE $0.001) AND FROM 5 MILLION TO 10 MILLION SHARES OF PREFERRED STOCK (PAR VALUE $0.001)

         [ ]      APPROVE         [ ]      DISAPPROVE               [ ] ABSTAIN

3.       APPROVAL OF THE COMPANY'S 1998 STOCK OPTION PLAN

         [ ]      APPROVE         [ ]      DISAPPROVE               [ ] ABSTAIN

4.       ELECTION OF DIRECTORS

         [ ]      FOR all nominees                [ ]      WITHHOLD AUTHORITY
         listed below (except for                 to vote for all nominees below
         the nominee(s) lined out
         below)


                                                                           Proxy
                                                               Page 1 of 2 Pages

                  James F. Smith
                  Paul Goodman-Simpson
                  Aaron Goodman-Simpson
                  Keith Goodyer

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

         [ ]      APPROVE         [ ]      DISAPPROVE               [ ] ABSTAIN

IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 3, FOR THE CHANGE OF CORPORATE NAME, AND FOR THE APPROVAL OF THE COMPANY'S STOCK OPTION PLAN.

     Please sign exactly as your name appears below. When shares are held as joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full titles as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign partnership name by authorized person. If a limited liability company, please sign name by authorized person.



DATE:  ____________________, 1998                 ______________________________
                                                  Signature

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.

                                                                           Proxy
                                                               Page 2 of 2 Pages